Patheon Fiscal 2012 Second Quarter Earnings June 13, 2012 Exhibit 99.2

Forward-Looking Statements
This presentation contains forward-looking statements or information which reflect our expectations regarding possible events, conditions, our future growth, results of operations, performance, and business prospects and opportunities. All statements, other than statements of historical fact, are forward-looking statements. Forward-looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause our actual results in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks are described in our 2011 Form 10-K, and our other filings with the U.S. Securities and Exchange Commission and with the Canadian Securities Administrators. Accordingly, you
are cautioned not to place undue reliance on forward-looking statements.  These forward-looking statements are made as of the date hereof, and except as required by law, we assume no obligation to update or revise them to reflect new events or circumstances.
Use of Non-GAAP Financial Measures
These slides contain references to the following non-GAAP measures: (1) “Adjusted EBITDA” which is income (loss) before discontinued operations before repositioning expenses, interest expense, foreign exchange losses reclassified from other comprehensive income, refinancing expenses, gains and losses on sale of fixed assets, gain on extinguishment of debt, income taxes, asset impairment charge, depreciation and amortization and other income and expenses; (2) “Adjusted EBITDA Excluding
Certain Items,” which is “Adjusted EBITDA” excluding the benefit from the contract cancellation recorded in fiscal 2011 and the consulting fees associated with the strategic initiatives; and (3) “Adjusted Revenue” and “Adjusted Gross Profit,” which each exclude the benefit from the contract cancellation recorded in fiscal 2011. Since Adjusted EBITDA, Adjusted EBITDA before certain items, Adjusted Revenue and Adjusted Gross Profit are non-GAAP measures that do not have a standardized meaning, they may not be comparable to similar measures presented by other issuers. You are cautioned that these non-GAAP measures should not be substituted for their comparable GAAP measures as indicators of performance. We have included these measures because we believe that this information is used by certain investors to assess our financial performance, before non-cash charges and certain costs that we do not believe are reflective of our underlying business. In addition, Adjusted EBITDA is used by management as an internal measure of profitability. Reconciliations of these non-GAAP measures to the closest U.S. GAAP measures are included in the Appendix to this presentation.

2 • Highlights • Financial results • Transformation update • Conclusion Agenda

Second Quarter Highlights
18.9% revenue growth*
Significant increase in gross profit*
* Excluding the $17.4M benefit from the contract cancellation recorded in the second quarter of fiscal 2011
Raising revenue guidance - in excess of $725M
Transformation on track

100
120
140
160
180
200
Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012
Revenue Overview
18.9% yr-yr revenue growth excluding the
benefit from contract cancellation
Revenue
(U.S. $ in millions)
Adjusted Revenue
(U.S. $ in millions)
100
120
140
160
180
200
Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012

10
15
20
25
30
35
40
Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012
Gross Profit Overview
Gross Profit
(U.S. $ in millions)
10
15
20
25
30
35
40
Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012
Gross profit growth from $13M to $34M
excluding the benefit from contract
cancellation
Adjusted Gross Profit
(U.S. $ in millions)

Adjusted EBITDA Overview
-15
-5
5
15
25
35
Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012
Adjusted EBITDA
(U.S. $ in millions)
Adjusted EBITDA Excluding Certain Items
(U.S. $ in millions)
-15
-5
5
15
25
35
Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012

Summary Financial Results
Three months ended
April 30,
Statement of Operations 2012 2011
(in millions of U.S. dollars) $ $
Revenues 181.5 170.0
Gross profit 34.0 30.4
Selling, general and administrative expenses 34.7 24.8
Operating (loss) income (64.6) 4.7
Loss before discontinued operations
(79.6) (10.3)
Adjusted EBITDA 9.7 12.9
Balance Sheet
Q2 -- 2012 Q4 -- 2011
Cash 19.6 33.4
Total debt (LT and ST) 314.8 287.3
Undrawn lines of credit 60.1 94.9

8 Strengthen core operations Sell business differently Enter logical adjacencies Drive industry consolidation Strategy

9
Mindsets
& Behaviors
Infrastructure
Leveraging  global network
Swindon announcement
Clinical packaging
Puerto Rico consolidation on track
Improving resource coordination
Lab design and work flow
Expanding operational capacity
Italy pre-filled syringe line
G&A and procurement
Coordinated vendor management
and leverage  purchase spend
Global pricing
Working capital
Consulting spend minimal in Q3
Operating efficiencies have improved capacity
Strengthen
core operations
Footprint

Value-drive solutions for our customers: Expanded CMC and Scientific Consulting offerings to position the brand differently: Patheon Certified Consultants Sell business differently 10

More value. More flexibility. More options.
Does cost make you think twice about softgels?
Think again.
More value. More flexibility. More options.
We'll earn your business with quality and value, not inflexible terms.
All things equal, P-Gels give you more.
More value. More flexibility. More options.

Patheon
Performance the World Over

Leverages expertise of both
companies
Patheon – sales and marketing reach and
largest development pipeline
ProCaps – softgel related technology,
formulation and manufacturing expertise, and
infrastructure
Launched P-Gels in May
Enter logical
adjacencies

Summary • Underlying business is strong with growing revenues and improving margins • Transformation activities are on track • Balance sheet and liquidity are good • Raising top-line guidance 12

13 Thank You

Appendix
Adjusted Revenue
(unaudited)
Q211 Q311 Q411 Q112 Q212
(in millions of U.S. dollars) $ $ $ $ $
Revenues 170.0 172.7 181.6 153.9 181.5
Contract cancellation (17.4) - - - -
Adjusted Revenue 152.6 172.7 181.6 153.9 181.5
Adjusted Gross Profit
(unaudited)
Q211 Q311 Q411 Q112 Q212
(in millions of U.S. dollars) $ $ $ $ $
Gross Profit 30.4 25.8 33.5 14.4 34.0
Contract cancellation (17.4) - - - -
Adjusted Gross Profit 13.0 25.8 33.5 14.4 34.0

Adjusted EBITDA  and Adjusted EBITDA Excluding Certain Items
(unaudited)
Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012
(in millions of U.S. dollars) $ $ $ $ $
Loss before discontinued operations (10.3) 0.6 (9.8) (19.3) (79.6)
Depreciation and amortization 13.5 12.6 12.2 10.6 10.8
Repositioning expenses 0.7 1.9 3.5 0.8 6.0
Interest expense, net 6.4 6.3 6.6 6.5 6.5
Impairment charge - - - - 57.9
Gain (loss) on sale of fixed assets 0.2 (0.1) 0.1 - -
Benefit from (provision for) income taxes 2.1 (4.7) 1.0 (7.7) 8.0
Other income (expense), net 0.3 (6.3) 0.9 (0.1) 0.1
Adjusted EBITDA 12.9 10.3 14.5 (9.2) 9.7
Contract cancellation (17.4) - - - -
Consulting - 2.5 6.5 6.3 6.0
Adjusted EBITDA Excluding Certain Items (4.5) 12.8 21.0 (2.9) 15.7
Appendix